Exhibit 10.1

AMENDMENT TO

WARRANTS TO PURCHASE SHARES OF

COMMON STOCK OF

AMPLIPHI BIOSCIENCES CORPORATION

This AMENDMENT TO WARRANT TO PURCHASE SHARES OF COMMON STOCK (this “Amendment”), dated as of , 2015 (the “Amendment Date”), is made between AmpliPhi Biosciences Corporation, a Washington corporation (the “Company”) and the holders on Exhibit A hereto (the “Holders”).

WHEREAS, the Company previously issued the Warrants to Purchase Shares of Common Stock of the Company on or about , 2013 (the “Warrants”);

WHEREAS, the Warrants may be amended only with the written consent of the Company and the holders representing at least two-thirds of the aggregate number of shares of Common Stock issuable upon the exercise of the Warrants; and

WHEREAS, and the Company and the undersigned Holders, who represent at least two-thirds of the aggregate number of shares of Common Stock issuable upon exercise of the Warrants, now desire to amend the Warrants as set forth herein.

NOW, THEREFORE, in consideration for the mutual convents set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Terms Defined in Warrants. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Warrants.

2.            Amendments. The Company and the undersigned Holders, on behalf of themselves and all other holders of the Warrants, hereby provide their written consent to amend each Warrant as follows, effective as of the Amendment Date:

(a)                 Section 10(e) of the Warrant is hereby deleted in its entirety.

(b)                 Section 10(f) of the Warrant is hereby deleted in its entirety.

3.             References within Warrants. Every reference in each Warrant to “this Warrant” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Warrant as amended by this Amendment.

4.             Warrants Otherwise Not Affected. Except as expressly amended pursuant hereto, each Warrant shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

5.             Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

AmplipHI BIOSCIENCES CORPORATION

By:
Name:
Title:

Warrant No(s).:

If the Holder is an INDIVIDUAL:

Print Name(s)

Signature(s) of Holder(s)

If the Holder is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership,
Corporation, Limited
Liability Company or Trust

By:
Name:
Title: